POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that John C. Angle, whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                   /s/ John C. Angle
                                        ----------------------------------------
                                                       John C. Angle

Dated: March 31, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Frank J. Fabozzi, whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                /s/ Frank J. Fabozzi
                                        ----------------------------------------
                                                    Frank J. Fabozzi

Dated: March 31, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Arthur V. Ferrara, whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                /s/ Arthur V. Ferrara
                                        ----------------------------------------
                                                    Arthur V. Ferrara

Dated: April 1, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Leo R. Futia, whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                  /s/ Leo R. Futia
                                        ----------------------------------------
                                                      Leo R. Futia

Dated: March 31, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that William W. Hewitt, Jr., whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                               /s/ William W. Hewitt, Jr.
                                        ----------------------------------------
                                                   William W. Hewitt, Jr.

Dated: March 31, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Sidney I. Lirtzman, whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                /s/ Sidney I. Lirtzman
                                        ----------------------------------------
                                                    Sidney I. Lirtzman

Dated: April 1, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Joseph D. Sargent, whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                 /s/ Joseph D. Sargent
                                        ----------------------------------------
                                                     Joseph D. Sargent

Dated: April 7, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Carl W. Schafer, whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                  /s/ Carl W. Schafer
                                        ----------------------------------------
                                                      Carl W. Schafer

Dated: April 3, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Robert G. Smith, whose signature appears below, constitutes and appoints Frank J. Jones, Frank L. Pepe, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                /s/ Robert G. Smith
                                        ----------------------------------------
                                                    Robert G. Smith

Dated: April 1, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Frank J. Jones, whose signature appears below, constitutes and appoints Frank L. Pepe, Thomas G. Sorell, Joseph
A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO.. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                  /s/ Frank J. Jones
                                        ----------------------------------------
                                                      Signature

Dated: April 26, 1999

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS that Frank L. Pepe, whose signature appears below, constitutes and appoints, Frank J. Jones, Thomas G. Sorell, Joseph A. Caruso and Richard T. Potter, Jr., and each of them, his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments to registration statements for THE PARK AVENUE PORTFOLIO. and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

                                                  /s/ Frank L. Pepe
                                        ----------------------------------------
                                                      Signature

Dated: April 26, 1999